Financial income (expense), net (Tables)	12 Months Ended
Dec. 31, 2019
Financial income (expense), net
Schedule of financial income expense

The components of financial income (expense), net are as follows:

	Year ended
	December 31,
(in thousands of U.S. dollars)	2019	2018	2017
Interest income	$947	725	$500
Interest expense:
Interest expense	(24,950)	(26,077)	(28,280)
Commitment fees	(381)	(37)	(977)
Amortization of debt issuance cost and fair value of debt assumed	(2,361)	(700)	(828)
Total interest expense	(27,692)	(26,814)	(30,085)
Gain (loss) on debt extinguishment	1,030	—	—
Gain (loss) on derivative instruments	—	4,681	2,463
Other items, net:
Foreign exchange gain (loss)	(396)	(193)	(968)
Bank charges, fees and other	(297)	(143)	(107)
Withholding tax on interest expense and other	(2,882)	(2,571)	(2,499)
Total other items, net	(3,575)	(2,907)	(3,574)
Total financial income (expense), net	$(29,290)	(24,315)	$(30,696)